Exhibit 4.44

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as “*****”. A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Modification 0005

ACAMBIS SUBCONTRACT MODIFICATION 0005

Subcontract No:	MVA 2002-00001 BXTR

Modification No.:	0005

Effective Date:	Upon Subcontract Modification Award

Subcontractor:	Baxter Healthcare SA ***** *****

Description of Modification:	Reduces the period for stability testing of the lyophilized MVA vaccine to 6 months under CLIN 0002AB and ***** the contract price for Line Item 0002AB from $***** to $*****.

Authority for, and type of, modification: Bilateral Supplemental Agreement.

Total Change to Subcontract value: ***** in the amount of $*****.

Changes to Subcontract:

See attached Page 2.

RELEASE OF CLAIMS

In consideration of the modifications made above, this Modification is in full settlement of any right the Subcontractor may have to any equitable adjustment(s) resulting from the changes made herein. Except to the extent modified herein, the subcontract terms and conditions remain unchanged. This supplemental agreement constitutes the full agreement of the parties and supercedes any prior agreements with respect to the changes made herein.

For: ACAMBIS, INC.	FOR BAXTER HEALTHCARE SA

/s/ Roger J. McAvoy	/s/ Kim C. Bush

Roger J. McAvoy Vice President, Government Contracts and Legal Affairs	Kim C. Bush President, Vaccines, Baxter BioScience

Execution Date: 13 September 2004	Execution Date:

Modification 0005

Section B.1 - FIRM-FIXED PRICE ITEMS

1.        At the Firm-Fixed Price column of the Table at Line Item 0002AB delete the amount “$*****,” and substitute the amount “*****.”

Section F.1 - DELIVERABLE(S) SCHEDULE

1.        At Line Item 0002AB delete the words “and availability of filled product through 30 Nov 05,” and substitute the words, “for a period of six months.”

Section G.3 - PERFORMANCE BASED MILESTONE PAYMENT SCHEDULE

1.        Delete Milestone Payment Schedule Line Item entitled 0002AB and substitute the following:

Line Item	Separately Priced CLIN Amount	Description	Milestone Payment	Date of Payment	Payment Amount

0002AB (Option)	$*****	Stability Testing Program for Final Vialed Vaccine (lyophilized).

		Payment Milestone	***** of Separately Priced Line Item	Upon Option Award	$*****

		Payment Milestone	***** of Separately Priced Line Item	***** months After Option Award	$*****

		Payment Milestone	***** of Separately Priced Line Item	***** months After Option Award	$ *****

Section J, Attachment A, Statement of Work

1.        At modification No. 2, delete paragraphs 1 and 2, ***** therefore, the following:

“CLIN 002AB

1.        Subcontractor shall perform ***** as specified below to support the final lyophilized product filled and finished by Subcontractor.

2.        Baxter will provide Acambis *****, Quality Control test results and unforeseen problems.

TABLE 10

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Modification 0005

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